UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2004

                          MOLECULAR DEVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        0-27316                                            94-2914362
(Commission File Number)                       (IRS Employer Identification No.)

                               1311 Orleans Drive
                               Sunnyvale, CA 94089
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (408) 747-1700

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Item 12. Results of Operations and Financial Condition.

On July 22, 2004, Molecular Devices Corporation ("Molecular Devices") reported its revenue and earnings for the quarter ended June 30, 2004. A copy of the press release issued by Molecular Devices on July 22, 2004, concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Molecular Devices, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7. Financial Statements and Exhibits

(c) Exhibit

      99.1 Press release dated July 22, 2004, entitled "Molecular Devices Reports Record Revenues and Earnings for Second Quarter of 2004", issued by Molecular Devices.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  MOLECULAR DEVICES CORPORATION

Dated: July 22, 2004                              By: /s/ Timothy A. Harkness
                                                      -----------------------
                                                      Timothy A. Harkness
                                                      Vice President and
                                                      Chief Financial Officer

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                                     Exhibit

99.1 Press release dated July 22, 2004, entitled "Molecular Devices Reports Record Revenues and Earnings for Second Quarter of 2004", issued by Molecular Devices.